Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Annual Report on Form 10-K of Fidelity D&D Bancorp, Inc. (the "Company") for the year ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Joseph J. Earyes, Executive Vice President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 12, 2003	By:/s/Jospeh J. Earyes
Joseph J. Earyes,
Executive Vice President and
Chief Executive Officer